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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 3, 2005

                              LSB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      1-7677                73-1015226
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 (State or other jurisdiction       (Commission File         (IRS Employer
      of  incorporation)                 Number)          Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma             73107
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      (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (405) 235-4546

                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 8.01    Other Events

On October 3, 2005 LSB Industries, Inc. (the "Company") issued a press release to report that its subsidiary, El Dorado Nitrogen, L.P, resumed production at its Baytown, Texas facility, which was shut-down in anticipation of hurricane Rita.

Item 9.01    Financial Statements and Exhibits

      (c)    Exhibits

             EXHIBIT NUMBER    DESCRIPTION
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             99.1              Press Release dated October 3, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005                    LSB INDUSTRIES, INC.


                                          By: /s/ Jim D. Jones
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                                              Jim D. Jones,
                                              Senior Vice President,
                                              Corporate Controller and Treasurer
                                              (Principal Accounting Officer)